                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 11, 2008

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

     000-53041                                             20-2735046
(Commission file number)                       (IRS employer identification no.)

 2101 42nd Avenue, Council Bluffs, Iowa                         51501-8409
(Address of principal executive offices)                        (Zip code)

                                 (712) 366-0392
              (Registrant's telephone number, including area code)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     On July 11, 2008,  Southwest Iowa  Renewable  Energy,  LLC (the  "Company")
released a  newsletter  to  investors  containing  the  report of the  Company's president  summarizing the status of construction of the Company's ethanol plant and other  developments  related to plant management and financing  matters,  as attached hereto at Exhibit 99.1.

     The exhibit  hereto shall not be deemed  "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended (the  "Exchange  Act"),  or otherwise  subject to the liabilities under that Section and shall not be deemed to be  incorporated  by  reference  into any  filing  of the  Company  under the
Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

   Exhibit Number   Description
   --------------   -----------

        99.1        Newsletter dated June 3, 2008 from Southwest Iowa Renewable
                    Energy,  LLC, as released on July 11, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOUTHWEST IOWA RENEWABLE ENGERGY, LLC

                                 By:  /s/ Mark Drake
                                    ------------------------------------------
                                      Mark Drake
                                      President and Chief Executive Officer
Date: June 11, 2008                   (Principal Executive Officer)